                                                                    Exhibit 10.1

                                 AMENDMENT NO. 1

                  This AMENDMENT NO. 1, dated as of April 11, 2005 (this
"AMENDMENT"), among JARDEN CORPORATION, a Delaware corporation (the "BORROWER")
and Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent (as
defined below), on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the CREDIT AGREEMENT, dated as of January
24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders and the L/C
Issuers (each as defined therein) party thereto from time to time, CIBC, as administrative agent for the Lenders and the L/C Issuers (in such capacity, and as agent for the Secured Parties under the Collateral Documents, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), CITICORP USA,
INC., as syndication agent for the Lenders and the L/C Issuers, and BANK OF
AMERICA, N.A., NATIONAL CITY BANK OF INDIANA and SUNTRUST BANK, as
co-documentation agents for the Lenders and L/C Issuers. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower desires to increase the amount of
Indebtedness permitted to be incurred by Foreign Subsidiaries under the Credit
Agreement; and

                  WHEREAS, certain Foreign Subsidiaries intend to incur
Indebtedness from lenders located in their respective jurisdictions of organization or formation (each, a "LOCAL CREDIT FACILITY");

                  WHEREAS, the Borrower desires to guaranty the obligations of each Foreign Subsidiary under its respective Local Credit Facility and to permit such guarantees to be guaranteed and secured on a pari passu basis with the
Obligations; and

                  WHEREAS, in connection with the incurrence of the Local Credit
Facilities, the applicable Foreign Subsidiaries intend to repatriate funds to the Borrower in the form of one or more dividends (such dividends, collectively, the "REPATRIATION"); and

                  WHEREAS, the Borrower and its Subsidiaries expect to realize tax benefits from the incurrence of the Local Credit Facilities and the
Repatriation; and

                  WHEREAS, pursuant to Section 2.01(b) (Facilities Increase) of the Credit Agreement, the Borrower has delivered a Facilities Increase Notice
(the "FIRST FACILITIES INCREASE NOTICE") to the Agents requesting a Facilities
Increase in an aggregate principal amount of $100,000,000 (the "FIRST FACILITIES
Increase"); and

                  WHEREAS, the Borrower has requested that the Required Lenders waive the yield maintenance requirements specified in Section 4.04(d) (Yield
Maintenance) of the Credit Agreement applicable to the First Facilities Increase and the Incremental Term Loans borrowed pursuant thereto; and

                  WHEREAS, the Borrower desires to increase the maximum number of Facilities Increases permitted to be made under the Credit Agreement and the maximum aggregate principal amount of the Incremental Term Loans that may be borrowed pursuant thereto (inclusive of the First Facilities Increase and the
Incremental Term Loans borrowed pursuant thereto); and

                  WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the consent of the Required Lenders is required to effect the waiver and amendments set forth herein; and

                  WHEREAS, each Lender party to a Lender Consent (collectively constituting the Required Lenders) and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to waive the yield maintenance requirements specified in Section 4.04(d) (Yield Maintenance) of the
Credit Agreement applicable to the First Facilities Increase and the Incremental
Term Loans borrowed pursuant thereto and further amend the Credit Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Waiver of Yield Maintenance Requirement. Effective as of the
Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 4 (Conditions to Effectiveness) hereof, the
Lenders executing Lender Consents, constituting the Required Lenders, and the
Administrative Agent hereby waive the yield maintenance requirements specified in Section 4.04(d) (Yield Maintenance) of the Credit Agreement applicable to the
First Facilities Increase and the Incremental Term Loans borrowed pursuant thereto solely to the extent necessary to permit the Incremental Term Loans borrowed pursuant to the First Facilities Increase to bear interest at the same rate of interest applicable to the Closing Date Term Loans.

         Section 2. Repayment of Incremental Term Loans. Pursuant to Section
2.08(e) (Repayment of Loans), as of the Effective Date, the Borrower promises to repay the Incremental Term Loans made pursuant to the First Facilities Increase on the dates and in the amounts specified in the First Facilities Increase
Notice.

         Section 3. Amendments to the Credit Agreement. As of the Effective
Date:

                  (a) Section 1.01 (Defined Terms) of the Credit Agreement is
hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01 (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

                  "CLOSING RELATED DOCUMENTS" means, collectively, the Sponsor
         Equity Documents, the AHI Acquisition Documents and from and after the
         First Amendment Effective Date, each Local Credit Facility Guaranty.

                  "FIRST AMENDMENT" means that certain Amendment No. 1 to this
         Agreement, dated as of April 11, 2005, among the Borrower and the
         Administrative Agent.

                  "FIRST AMENDMENT EFFECTIVE DATE" means the date on which the
         First Amendment shall have become effective in accordance with its terms.

                  "FIRST FACILITIES INCREASE" means that certain Facilities
         Increase effectuated on the First Amendment Effective Date providing for Incremental Term Loans in an aggregate principal amount of
         $100,000,000.

                  "LOCAL CREDIT FACILITY" means each loan or line of credit (x)
         made available by a Local Lender to a Foreign Subsidiary of the
         Borrower pursuant to the applicable Local Credit Documents and (y)
         guaranteed by the Borrower pursuant to a Local Credit Facility
         Guaranty.

                  "LOCAL CREDIT FACILITY DOCUMENTS" means, with respect to any
         Local Credit Facility, each promissory note, loan agreement, Local
         Credit Facility Guaranty and each other material transaction document or instrument entered into or delivered by the applicable Foreign
         Subsidiary,

         the Borrower and any other Subsidiary relating to or in connection with such Local Credit Facility, each in form and substance satisfactory to the Agents.

                  "LOCAL CREDIT FACILITY GUARANTY" means each guaranty agreement entered into by the Borrower in favor of a Local Lender, in form and substance satisfactory to the Agents, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "LOCAL CREDIT FACILITY GUARANTY OBLIGATIONS" means the
         obligations, covenants and duties of the Borrower under each Local
         Credit Facility Guaranty.

                  "LOCAL LENDER" means each bank or other financial institution
         (in each case, reasonably acceptable to the Agents) that is located in the jurisdiction of organization or formation of the applicable Foreign
         Subsidiary to which such Local Lender makes a Local Credit Facility available.

                  "OBLIGATIONS" means (x) the Loans, the L/C Obligations and all other amounts, obligations, covenants and duties owing by the Borrower to the Administrative Agent, the Syndication Agent, the Foreign
         Currency Fronting Lender, any Syndicated Lender, any L/C Issuer, any
         Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement, any other
         Loan Document (including Cash Management Documents and Related Swap
         Contracts that are Loan Documents) and (y) solely for the purposes of the Guaranty and the Collateral Documents, the Local Credit Facility
         Guaranty Obligations owing by the Borrower to the applicable Local
         Lenders, and in the case of each of the foregoing clauses (x) and (y), whether such Obligations are direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (including interest that accrues after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding) and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and other fees, interest, charges, expenses, Attorney Costs, Cash Management
         Obligations and other sums chargeable to the Borrower under this
         Agreement, any other Loan Document (including Cash Management Documents and Related Swap Contracts that are Loan Documents) and all obligations of the Borrower under any Loan Document to Cash Collateralize any L/C
         Obligation.

                   "TERM LOAN FACILITY" means the Term Loan Commitments, the
         facility described in Section 2.01(a) (Term Loan; Facilities Increase)
         providing for a Term Loan to the Borrower by the Term Loan Lenders on
         the Closing Date in an aggregate principal amount of $850,000,000 and the facility described in Section 2.01(b) (Term Loan; Facilities
         Increase) providing for one or more Incremental Term Loans to the
         Borrower by the Term Loan Lenders in an aggregate principal amount not to exceed $400,000,000.

                  (b) Clause (i) of Section 2.01(b)(Facilities Increase) is
hereby amended and restated in its entirety to read as follows:

                  (i) The Borrower shall have the right to send to the Agents, after the Closing Date, a Facilities Increase Notice to request an increase in the aggregate principal amount of the Term Loan Facility
         (each a "FACILITIES INCREASE") to be effectuated by the disbursement of one or more

         additional Term Loans (each, an "INCREMENTAL TERM LOAN") in excess of the Closing Date Term Loan, in a principal amount not to exceed
         $400,000,000 (inclusive of the First Facilities Increase) in the aggregate for all such requests; provided, however, that (A) no
         Facilities Increase in the Term Loan Facility shall be effective later than three years prior to Stated Closing Date Term Loan Maturity Date,
         (B) no Facilities Increase shall be effective earlier than 10 days after the delivery of the Facilities Increase Notice to the Agents in respect of such Facilities Increase and (C) no more than four
         Facilities Increases shall be made pursuant to this Section 2.01(b).
         Nothing in this Agreement shall be construed to obligate any Lender to negotiate for (whether or not in good faith), solicit, provide or consent to any increase in the Term Loan Commitments, and any such increase may be subject to changes in any term of this Agreement reasonably acceptable to the Agents and the Borrower.

                  (c) Clause (iii) of Section 4.04(c) (Conditions Precedent to
Each Facilities Increase) is amended by deleting the reference therein to
Section 6.14 (Financial Covenants) and inserting in lieu thereof a reference to
Section 7.13 (Financial Covenants).

                  (d) Clause (k) of Section 7.03 (Indebtedness) of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                  (k) Indebtedness incurred by (i) the Borrower or any Domestic
         Subsidiary of the Borrower, in an aggregate outstanding principal amount for all such Persons not to exceed the Dollar Equivalent
         $25,000,000 at any time, (ii) any Foreign Subsidiary of the Borrower to the extent that the Dollar Equivalent of the aggregate outstanding principal amount of such Indebtedness (including any Indebtedness incurred pursuant to a Local Credit Facility) for all such Persons does not exceed the Dollar Equivalent of $120,000,000 at any time and (iii)
         Local Guaranty Obligations of the Borrower in respect of any Local
         Credit Facility permitted under this Agreement; provided, however, that neither the incurrence of any Local Credit Facility nor the incurrence of any Local Credit Facility Guaranty Obligations shall be permitted unless, both immediately before and after the incurrence thereof, (A)
         the Borrower shall be in compliance with the financial covenants specified in Section 7.13 (Financial Covenants) on a pro forma basis after giving effect to such Indebtedness, (B) no Default or Event of
         Default shall have occurred and be continuing or would result therefrom and (C) all representations and warranties contained in Article V
         (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects;

                  (e) Section 7.11 (Burdensome Agreements) of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 7.11. BURDENSOME AGREEMENTS. Enter into any
         Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments, loans or advances to the Borrower or any
         Guarantor or to otherwise transfer property to the Borrower or any
         Guarantor, other than (solely to the extent required by any Local
         Lender pursuant to the applicable Local Credit Facility Documents)
         customary restrictions in any Local Credit Facility Documents reasonably acceptable to the Agents or (b) of the Borrower or any
         Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than (i) standard and customary negative pledge provisions in property acquired with the proceeds of any Capital
         Lease or purchase money financing that extend and apply only to such acquired property and (ii) solely to the extent required by any Local
         Lender pursuant to the applicable Local Credit Facility Documents, limitations on the ability of the applicable Foreign Subsidiary to create, incur, assume or suffer to exist Liens on the property of such
         Foreign Subsidiary reasonably acceptable to the Agents.

                  (f) Clause Fifth of Section 8.03 (Application of Funds) of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Fifth, ratably among the Administrative Agent, the Lenders and the Local Lenders in proportion to the respective amounts described in this clause Fifth held by them, to (i) the payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C
         Borrowings and Local Credit Facility Guaranty Obligations, (ii) the
         Administrative Agent for the account of the L/C Issuers to Cash
         Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; provided that if the amounts available are insufficient to make all payments provided for in this clause Fifth, that portion allocable to clause (ii) shall be applied first to pay Outstanding Amounts of Loans, L/C Borrowings and
         Local Credit Facility Guaranty Obligations under clause (i) before being utilized to Cash Collateralize L/C Obligations, (iii) to the payment of that portion of the Obligations constituting Cash Management
         Obligations owing to the Administrative Agent, any Lender or any
         Affiliate of any Lender and (iv) to the payment of Swap Termination
         Values owing to any Lender or any Affiliate of any Lender arising under
         Related Swap Contracts that shall have been terminated and as to which the Administrative Agent shall have received notice of such termination and the Swap Termination Value thereof from the applicable Lender or
         Affiliate of a Lender;

         Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

                  (a) Certain Documents. The Agents shall have received each of the following, dated as of the Effective Date (unless otherwise agreed to by the
Agents), in form and substance satisfactory to Agents:

                  (i) this Amendment duly executed by the Borrower and the
         Administrative Agent;

                  (ii) the Consent and Agreement in the form attached hereto as
         Exhibit A, executed by each of the Guarantors;

                  (iii) the Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Required Lenders;

                  (iv) a favorable opinion of Kane Kessler, P.C., counsel to the
         Borrower, in form and substance reasonably satisfactory to the Agents, addressed to the Agents and the Lenders and addressing such matters relating to this Amendment and the First Facilities Increase as any
         Lender through the Administrative Agent may reasonably request; and

                  (v) such additional documentation as the Lenders party to a
         Lender Consent may reasonably require.

                  (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Agents and the Required Lenders.

                  (c) Representations and Warranties; No Defaults. The Agents,
for the benefit of the Agents and the Lenders, shall have received a certificate of a Responsible Officer of the Borrower certifying that both before and after giving effect to this Amendment (including, without limitation, the waiver set forth in Section 1 (Waiver of Yield Maintenance Requirement)):

                  (i) each of the representations and warranties set forth in
         Article V (Representations and Warranties) of the Credit Agreement and
         in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date; provided, however, that references therein to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the waiver set forth herein; and

                  (ii) no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Effective Date.

                  (d) Fees and Expenses. The Borrower shall have paid all fees and expenses of the Agents due and payable by the Borrower pursuant to the Loan
Documents as of the date hereof, including, without limitation, all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

         Section 5. Representations and Warranties. The Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to the
Administrative Agent and each Lender as follows:

                  (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates of incorporation or by-laws (or equivalent constituent documents)
of such Loan Party.

                  (b) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors' rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

         Section 6. Reference to and Effect on the Loan Documents.

                  (a) As of the Effective Date, each reference in the Credit
Agreement and the other Loan Documents to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the
Credit Agreement as amended by this Amendment and after giving effect to the waiver set forth in Section 1 (Waiver of Yield Maintenance Requirement).

                  (b) Except with respect to the waiver set forth in Section 1
(Waiver of Yield Maintenance Requirement) and to the extent amended hereby, the
Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) Except with respect to the waiver set forth in Section 1
(Waiver of Yield Maintenance Requirement) and to the extent amended hereby, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit
Agreement or any Loan Document.

                  (d) The Borrower hereby confirms that the security interests and Liens granted pursuant to the Loan Documents continue to secure the
Obligations and that such security interests and Liens remain in full force and effect.

         Section 7. Costs and Expenses. As provided in Section 10.04 (Attorney
Costs, Expenses and Taxes) of the Credit Agreement, the Borrower agrees to reimburse the Agents for all reasonable fees, costs and out-of-pocket expenses, including the Attorney Costs for advice, assistance, or other representation in connection with this Amendment.

         Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purposes.

         Section 10. Severability. The fact that any term or provision of this
Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

         Section 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

         Section 12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO
IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO
THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

                                       JARDEN CORPORATION,
                                       as Borrower

                                       By: /s/ Desiree DeStefano
                                           -------------------------------------
                                           Name: Desiree DeStefano
                                           Title: Executive Vice President of
                                                  Finance and Treasurer

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Administrative Agent

                                       By:  /s/ William J. Koslo, Jr.
                                            ------------------------------------
                                            Name: William J. Koslo, Jr.
                                            Title: Managing Director